EXHIBIT 10.6


       AMENDMENT TO EMPLOYEE EXCESS BENEFITS AGREEMENT

     This Amendment made this ____ day of _____ 2000 by and between _______________________ ("Employee") and THE TIMKEN
COMPANY ("Timken"), an Ohio corporation having it principal offices at Canton, Ohio.

     WHEREAS, Employee has been employed by Timken since
____ and is currently serving as
__________________________________________________ in a
capable and efficient manner; and

     WHEREAS, Timken is amending the 1984 Retirement Plan for Salaried Employees to change the way in which earnings are calculated for participants, as of March 31, 2000; and

     WHEREAS, Employee and Timken had entered into an Employee Excess Benefits Agreement on _____________.

     NOW, therefore, the parties amend the employee Excess
Benefits Agreement as follows:

          ____ If Employee is an elected officer of Timken and retires at age 62 (or at Timken's discretion retires earlier or later than age 62 but not later than age 65), he shall be entitled to have his benefits hereunder calculated under the 1.75% formula in the Retirement Plans, unreduced for benefit commencement on or after age 62. For purposes of calculating his benefit under the 1.75% formula, Employee's average yearly earnings shall mean his average yearly total earnings received from Timken for the four twelve-month periods, whether or not consecutive, during which he was a participant which give the highest average during the 10-year period immediately preceding his retirement date.

     Except as it is hereby amended, the Employee Excess
Benefits Agreement executed _____________ shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate this ____ day of ______, 2000.


                                ________________________________
                                ("Employee")


                                THE TIMKEN COMPANY


                                By:
                                _____________________________
                                Stephen A. Perry, Senior Vice
                                President--Human Resources,
                                Purchasing & Communications